Seasons Series Trust

Supplement to the Prospectus dated April 3, 1997


The last sentence of the second full paragraph on page 17 of the Prospectus under the subheading entitled "Subadvisers" has been replaced with the following sentence:


In addition, SunAmerica has agreed to pay each of Putnam and T. Rowe Price a fee at the following annual rate, expressed as a percentage of the Assets of the respective Portfolio: Asset Allocation:
Diversified Growth Portfolio, .55% on the first
$150 million, .50% on the next $150, and .40% on Assets over $300 million; and Stock Portfolio,
 .50% on the first $40 million, and .40% on Assets over $40 million.





April 25, 1997